3Q08 Earnings Conference Call November 6, 2008 1 Exhibit 99.2

Income (Loss) Before Special Items*, MM$
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
Refining & Supply   76 482 171   43 (123) 32 424
Non-Refining   36   59   65    9 84 47 140
Corp. & Net Fin.   (27)   (32)   (20)   (29) (20) (18)   (5)
   Income (Loss)
   Before Special Items
  85
509
216
  23
(59)
61
559
EPS (Diluted), Before
Special Items
0.70
4.20
1.81
0.20
(0.50)
0.52
4.78

* For reconciliation to Net Income (Loss), see Slide 13.

3Q08 Summary

Net Income excluding special items of $559MM* ($4.78/share)
Refining & Supply earnings of $424MM
Falling/lower crude oil prices and reduced purchases of
premium-priced crudes
Industry supply constraints due to Gulf Coast storms
88% utilization with continued focus on optimizing production mix during the quarter to meet market demand
Non-Refining earnings of $140MM
Falling/lower feedstock costs for Retail Marketing and
Chemicals
Solid contributions from Logistics and Coke
* For reconciliation to Net Income, see Slide 13.

Refining & Supply Summary – 3Q08

3Q08 earnings* of $424MM
Declining crude oil prices and reduced purchases of
premium-priced crudes improved realized margins and
capture versus benchmarks
Gasoline margins expanded rapidly during September as
hurricane-related refinery outages in the Gulf Coast limited product supply in the market
Operations
Net refinery production of 82 MMB (884 MB/D) … limited by
economics/demand and optimization efforts early in the
quarter
Continued focus on production yield optimization… more
distillate in July and August with shift to gasoline in
September
* Business Unit Net Income after tax. For reconciliation to Net Income, see Slide 13.

Nigerian Crude Purchases*, MB/D 356 337 319 306 100 0 50 100 150 200 250 300 350 400 2006 2007 1Q08 2Q08 3Q08 * For use in the Northeast Refining system 5

3Q08 Refining & Supply Production Mix
Northeast
% of Net Production
Distillate
Gasoline
MidContinent
% of Net Production
Distillate
Gasoline
3Q08 Comments:
-
Shift to more gasoline and less distillate
in September as gasoline market improved
following hurricanes
50.5%
46.6%
45.6%
34.5%
38.5%
36.8%
30%
35%
40%
45%
50%
55%
Jul-08 Aug-08 Sep-08
42.4%
40.6%
40.6%
39.1%
38.7%
41.5%
30%
35%
40%
45%
50%
55%
Jul-08 Aug-08 Sep-08

230
250
270
290
310
330
350
Retail Marketing – Earnings of $72MM
Retail gasoline margins expanded due to falling wholesale
prices throughout most of the quarter
Sales volume decline of 5% vs. 3Q07 on weaker driving
demand
Chemicals – Earnings of $19MM
Margin expansion vs. 2Q08 on lower feedstock costs
Non-Refining Business Income* - 3Q08
7
* Business Unit Net Income after tax. For reconciliation to Net Income, see Slide 13.
Wholesale Gasoline Price, cpg
(87 Regular New York Harbor)
Jul-08
Propylene Price, cpp
(Refinery Grade)
Aug-08 Sep-08
50
55
60
65
70
75
80
Jun-08 Jul-08 Aug-08 Sep-08

Retail Marketing – Earnings of $72MM
Retail gasoline margins expanded due to falling wholesale
prices throughout most of the quarter
Sales volume decline of 5% vs. 3Q07 on weaker driving
demand
Chemicals – Earnings of $19MM
Margin expansion vs. 2Q08 on lower feedstock costs
Logistics – Earnings of $20MM
Continued strong performance of Sunoco Logistics Partners
L.P. (NYSE: SXL)
Coke – Earnings of $29MM
Higher price realizations from coal and coke production at
Jewell operations
Ongoing construction projects continue to progress…
Haverhill 2 facility started production in 3Q08
Non-Refining Business Income* - 3Q08
* Business Unit Net Income after tax. For reconciliation to Net Income, see Slide 13.

4Q08 Business Outlook

Refining & Supply
Refining margins strong in October but fundamental near-term outlook expected to weaken
4Q08 refinery utilization expected to continue to reflect the market conditions… optimize crude and product slate
Non-Refining Businesses
Retail gasoline margins very strong in October with continued
fall in wholesale gasoline prices
Chemical feedstock prices continuing to decline but global
demand remains weak
Logistics earnings relatively stable versus 3Q08
Coke earnings expected to increase slightly to reflect full
quarter of Haverhill 2 operations and higher Jewell coal/coke prices

Financial Condition
Existing
HH2
Gateway
Existing
HH2
Gateway
Existing
Existing
Existing
Existing
*  Revolver Covenant basis.  For calculation, see Slide 23.
** For more detail, see further discussion in Sunoco’s 3Q08 10Q filed on November 6, 2008.
BBB investment-grade credit
$2 billion of committed liquidity**
($1.8 billion available at 9/30/08)
$1.3 billion revolving credit agreement – Sunoco
($1.2 billion maturing Aug 2012 and $0.1 billion maturing Aug 2011)
$0.2 billion A/R Securitization – Sunoco
(through Aug 2009)
$0.5 billion revolving credit agreement – SXL
($0.4 billion maturing Nov 2012 and $0.1 billion maturing May 2009)
Maintain capital discipline
Net Debt-to-Capital Ratio*, %
10
30%
27%
40%
17%
37%
42%
0%
20%
40%
60%
12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 9/30/08

2008 Capital Spending, MM$

* Includes approximately $200MM for announced acquisition of MagTex assets expected to close in 4Q08.
*
Analyst
Actual Proj. Proj. Meeting
9M08 4Q08 FY08 Dec 07
Refining & Supply 492 190 682 899
Retail Marketing 73 59 132 157
Chemicals 32 20 52 64
Logistics 16 12 28 27
Coke 6 17 23 23
619 298 917 1,170
Logistics Growth & Acquisition 72 225 297 -
Coke Growth 201 95 296 79
892 618 1,510 1,249

Appendix 12

Earnings Profile

1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
Net Income (Loss) (MM$ after tax):
Refining & Supply
76 482 171 729 43 (123) 32 424 333
Retail Marketing
7 30 31 68 1 26 - 72 98
Chemicals
9 6 13 28 (2) 18 3 19 40
Logistics
9 10 14 33 12 15 21 20 56
Coke
11 13 7 31 (2) 25 23 29 77
Corporate Expenses
(15) (18) (11) (44) (23) (17) (11) 2 (26)
Net Financing Expenses & Other
(12) (14) (9) (35) (6) (3) (7) (7) (17)
Income(Loss) Before Special Items
85 509 216 810 23 (59) 61 559 561
Special Items
90 - - 90 (32) - 21 (10) 11
Total Net Income (Loss)
175 509 216 900 (9) (59) 82 549 572
EPS (Diluted), Income (Loss)
Before Special Items
0.70 4.20 1.81 6.71 0.20 (0.50) 0.52 4.78 4.79
EPS (Diluted), Net Income (Loss)
1.44 4.20 1.81 7.46 (0.08) (0.50) 0.70 4.70 4.88

Key Margin Indicators

1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
Refining & Supply, $/B
Realized Northeast 5.25 12.32 6.35 8.05 5.55 3.50 7.13 15.20 8.70
Realized MidContinent 11.42 22.14 13.10 15.37 7.10 3.21 6.80 13.41 7.99
Realized Total R&S 6.98 14.70 8.06 9.94 5.95 3.43 7.04 14.72 8.51
Retail Marketing, cpg
Gasoline 8.3 10.1 11.1 9.9 7.7 11.1 7.4 18.7 12.4
Distillate 16.3 9.5 8.1 11.6 13.3 17.0 11.3 14.1 14.2
Chemicals, cpp
Phenol and Related 8.8 8.5 8.7 8.6 7.9 9.2 7.5 10.6 9.1
Polypropylene 12.7 11.4 11.7 11.9 10.4 12.5 11.2 14.0 12.5
Total Chemicals 10.5 9.7 10.0 10.1 8.9 10.6 9.1 12.0 10.6
Dated Brent Crude Oil, $/B 57.28 68.77 74.84 67.13 88.69 96.90 121.38 114.78 111.02
Natural Gas, $/DT 7.18 7.65 6.24 7.02 7.39 8.75 11.48 8.95 9.73

Realized Margins vs. Benchmark, $/B

* Northeast 6-3-2-1 Value-Added Benchmark. MidContinent 3-2-1 Benchmark. For definitions, see Slide 24.
1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
Northeast Refining
Realized Margin 5.25 12.32 6.35 8.05 5.55 3.50 7.13 15.20 8.70
6-3-2-1  VA* 8.16 14.15 8.46 10.25 6.99 5.78 10.78 11.98 9.51
Differential (2.91) (1.83) (2.11) (2.20) (1.44) (2.28) (3.65) 3.22 (0.81)
Actual vs.
Benchmark:
Crude (2.24) (1.66) (2.14) (2.45) (2.40) (2.92) (5.81) 1.20 (2.30)
Product (0.67) (0.17) 0.03 0.25 0.96 0.64 2.16 2.02 1.49
Differential (2.91) (1.83) (2.11) (2.20) (1.44) (2.28) (3.65) 3.22 (0.81)
MidContinent Refining
Realized Margin 11.42 22.14 13.10 15.37 7.10 3.21 6.80 13.41 7.99
3-2-1 Benchmark* 11.06 28.30 17.02 18.80 7.71 6.12 12.02 15.51 11.22
Differential 0.36 (6.16) (3.92) (3.43) (0.61) (2.91) (5.22) (2.10) (3.23)
Actual vs.
Benchmark:
Crude (0.36) (2.17) (1.84) (1.55) (0.30) (1.56) (3.01) (1.40) (2.35)
Product 0.72 (3.99) (2.08) (1.88) (0.31) (1.35) (2.21) (0.70) (0.88)
Differential 0.36 (6.16) (3.92) (3.43) (0.61) (2.91) (5.22) (2.10) (3.23)

2.24
1.66
2.14
2.40
2.92
5.81
(1.20)
(3.00)
(1.00)
1.00
3.00
5.00
7.00
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
16
Northeast
Crude Cost vs. Dated Brent +$1.25, $/B
3Q08 Comments:
Favorable timing impact of decline in
crude oil prices from the beginning to
the end of the quarter
Reduced purchases of higher
premium West African crude oil
grades… approximately $2.00/B vs.
2Q08
Crude Oil Cost vs. Benchmark
0.36
2.17
1.84
0.30
1.56
3.01
1.40
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
MidContinent
Crude Cost vs. WTI +$0.75, $/B
3Q08 Comments:
Lower costs for Canadian sweet
synthetic crude
Lower-cost market structure
(contango)

(0.70)
(2.21)
(1.35)
(0.31)
(2.08)
(3.99)
0.72
(5.00)
(4.00)
(3.00)
(2.00)
(1.00)
0.00
1.00
2.00
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
MidContinent
Products vs. Benchmark*, $/B
Product Realization vs. Benchmark
3Q08 Comments:
Improved from 2Q08… falling crude oil
prices expand margins on bottom-of-
the-barrel products
Northeast
Products vs. VA Benchmark*, $/B
* Northeast 6-3-2-1 Value-Added
Benchmark.  MidContinent 3-2-1 Benchmark.  For definitions, see Slide 24.
3Q08 Comments:
Similar to 2Q08… improved capture of
available benchmark and favorable
production mix versus the marker
(more distillate, less residual fuel)
2.02
2.16
0.64
0.96
0.03
(0.17)
(0.67)
(1.50)
(1.00)
(0.50)
0.00
0.50
1.00
1.50
2.00
2.50
3.00
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08

Key Volume Indicators

1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
Refining & Supply
Northeast:
Crude Throughputs, MB/D 539 614 643 599 647 570 544 574 562
% Capacity 82 94 98 91 99 87 83 88 86
Net Prod. Available for Sale, MB/D 599 671 703 658 716 633 610 646 630
MidContinent:
Crude Throughputs, MB/D 223 205 230 219 236 208 222 230 220
% Capacity 91 84 90 88 93 82 87 90 86
Net Prod. Available for Sale, MB/D 232 215 240 229 246 215 230 238 228
Total Refining & Supply:
Crude Throughputs, MB/D 762 819 873 818 883 778 766 804 782
% Capacity 85 91 96 91 97 85 84 88 86
Net Prod. Available for Sale, MB/D 831 886 943 887 962 848 840 884 858
Net Prod. Available for Sale, MMB 75 81 87 243 88 77 76 82 235

Refining & Supply – Products Manufactured

1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
Northeast
Net Production, MB/D 598.9 670.7 703.3 658.1 715.5 633.1 610.4 646.2 630.0
Gasoline 48% 49% 49% 49% 48% 47% 49% 47% 47%
Middle Distillates 35% 34% 36% 35% 36% 36% 38% 37% 37%
Residual Fuel 10% 9% 10% 9% 9% 8% 8% 8% 8%
Petrochemicals 4% 4% 4% 4% 4% 4% 5% 5% 5%
Other 7% 8% 6% 7% 7% 10% 5% 8% 8%
Less Refinery Fuel -4% -4% -5% -4% -4% -5% -5% -5% -5%
MidContinent
Net Production, MB/D 232.4 215.3 239.5 229.0 246.5 215.2 229.7 237.7 227.5
Gasoline 48% 51% 48% 49% 47% 46% 42% 41% 43%
Middle Distillates 32% 31% 33% 32% 35% 33% 40% 40% 38%
Residual Fuel 2% 2% 2% 2% 2% 2% 2% 2% 2%
Petrochemicals 4% 4% 4% 4% 3% 3% 3% 3% 3%
Lubricants 6% 5% 5% 5% 5% 6% 5% 5% 5%
Other 13% 12% 13% 13% 13% 15% 13% 14% 14%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5% -5% -5%
Total Refining & Supply
Net Production, MB/D 831.3 886.0 942.8 887.1 962.0 848.3 840.1 883.9 857.5
Gasoline 48% 49% 48% 49% 48% 46% 47% 46% 46%
Middle Distillates 34% 34% 35% 34% 36% 35% 38% 37% 37%
Residual Fuel 7% 7% 8% 8% 7% 7% 6% 7% 7%
Petrochemicals 4% 4% 4% 4% 4% 4% 4% 4% 4%
Lubricants 2% 1% 1% 1% 1% 2% 1% 1% 1%
Other 10% 10% 9% 9% 9% 11% 8% 9% 9%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -4% -4% -4%

Refining & Supply - Gasoline and Distillate Production

1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
Northeast
Gasoline Production, MB/D 289.3 327.8 342.7 320.1 344.8 294.2 296.7 306.9 299.3
RFG 51% 52% 53% 52% 55% 56% 57% 61% 58%
Conventional 49% 48% 47% 48% 45% 44% 43% 39% 42%
Distillate Production, MB/D 210.1 231.0 249.8 230.5 259.7 228.4 229.7 236.6 231.6
On-Road Diesel Fuel 55% 61% 57% 58% 55% 51% 56% 59% 55%
Heating Oil / Off-Road Diesel 25% 23% 27% 25% 28% 31% 26% 25% 28%
Jet Fuel 16% 14% 14% 15% 15% 15% 17% 14% 15%
Kerosene/Other 4% 2% 2% 2% 2% 3% 1% 2% 2%
MidContinent
Gasoline Production, MB/D 112.1 110.3 114.2 112.2 114.8 99.3 96.8 97.9 98.0
RFG 0% 0% 0% 0% 0% 0% 0% 0% 0%
Conventional 100% 100% 100% 100% 100% 100% 100% 100% 100%
Distillate Production, MB/D 75.3 66.3 79.2 73.6 85.4 70.2 92.1 94.5 85.6
On-Road Diesel Fuel 38% 40% 35% 38% 35% 23% 34% 36% 32%
Heating Oil / Off-Road Diesel 28% 24% 25% 26% 26% 32% 26% 22% 26%
Jet Fuel 34% 36% 40% 36% 39% 45% 40% 42% 42%
Kerosene/Other 0% 0% 0% 0% 0% 0% 0% 0% 0%
Total Refining & Supply
Gasoline Production, MB/D 401.4 438.1 456.9 432.3 459.6 393.5 393.5 404.8 397.3
RFG 37% 39% 40% 39% 41% 42% 43% 46% 44%
Conventional 63% 61% 60% 61% 59% 58% 57% 54% 56%
Distillate Production, MB/D 285.4 297.3 329.0 304.1 345.1 298.6 321.8 331.1 317.2
On-Road Diesel Fuel 51% 56% 52% 53% 50% 44% 50% 52% 49%
Heating Oil / Off-Road Diesel 26% 23% 26% 25% 28% 32% 26% 24% 27%
Jet Fuel 21% 19% 20% 20% 21% 22% 23% 22% 22%
Kerosene/Other 2% 2% 2% 2% 1% 2% 1% 2% 2%

Refining & Supply Production Mix
36.6%
37.8%
36.1%
36.3%
35.5%
34.5%
35.1%
8.2%
7.5%
8.2%
8.7%
9.7%
9.1%
9.6%
30%
33%
35%
38%
40%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
10.5%
11.0%
11.5%
12.0%
Northeast
% of Net Production
Distillate
Residual Fuel
MidContinent
% of Net Production
41.2%
42.2%
46.2%
46.6%
47.6%
51.2%
48.3%
39.8%
39.9%
32.6%
34.7%
33.0%
30.8%
32.3%
30%
33%
35%
38%
40%
43%
45%
48%
50%
53%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
Distillate
Gasoline
3Q08 Comments:
Versus 3Q07: More high-value distillate
and less low-value residual fuel
Versus 2Q08: Slightly less distillate and
more residual fuel due to improved
gasoline economics and slightly heavier
crude slate
3Q08 Comments:
Versus 3Q07: More high-value distillate
and less gasoline
Versus 2Q08: Very similar with
continued strong jet fuel production

Key Volume Indicators
1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
Retail Marketing
   Gasoline Sales, MM gal 1,131   1,175   1,170   3,476   1,138   1,070   1,140   1,109   3,319
   Middle Distillate Sales, MM gal 177       152       144       473       149       145       143       144       432
      Total Sales, MM gal 1,308   1,327   1,314   3,949   1,287   1,215   1,283   1,253   3,751
   Gasoline and Diesel Throughput
     (Company-owned or leased outlets)
     (M gal/Site/Month) 142       152       154       149       152       143       152       150       148
   Merchandise Sales (M$/Store/Month) 76         87         91         84         85         77         86         90         84
Chemicals
   Phenol and Related Sales, MM# 592       644       633       1,869   639       599       591       607       1,797
   Polypropylene Sales, MM# 548       576       623       1,747   550       569       562       531       1,662
   Other Sales, MM# 20         22         19         61         19         24         19         14         57
      Total, MM# 1,160   1,242   1,275   3,677   1,208   1,192   1,172   1,152   3,516
Coke
   Production, M tons:
      United States 611       620       621       1,852   617       613       614       693       1,920
      Brazil 32         237       403       672       419       388       404       408       1,200

Financial Ratios
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08
Total Debt (GAAP Basis) 2,086 1,973 2,039 1,728 1,686 1,826 1,734
Plus: Debt Guarantees        5        4        3        3        3        3        2
Less: Cash    222    240    263    648    347    214    327
Net Debt (Revolver Covenant Basis) 1,869 1,737 1,779 1,083 1,342 1,615 1,409
Shareholders’ Equity (GAAP Basis) 2,159 2,576 2,566 2,533 2,367 2,414 2,973
SXL * Minority Interest    349    348    353    356    359    367    374
Equity (Revolver Covenant Basis) 2,508 2,924 2,919 2,889 2,726 2,781 3,347
Debt / Capital (GAAP Basis) 49% 43% 44% 41%   42%   43%   37%
Net Debt / Capital **
(Revolver Covenant Basis)
43% 37% 38% 27% 33% 37% 30%
* Sunoco Logistics Partners L.P. (NYSE: SXL)
** The Net Debt / Capital ratio per the Sunoco, Inc. revolver is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.

Sunoco Refinery Benchmark Margins

MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
MidContinent Refining:
3-2-1 Benchmark
11.06 28.30 17.02 18.80 7.71 6.12 12.02 15.51 11.22
1Q07 2Q07 3Q07 9M07 4Q07 1Q08 2Q08 3Q08 9M08
6-3-2-1 Value-Added
Benchmark
8.16 14.15 8.46 10.25 6.99 5.78 10.78 11.98 9.51
Northeast Refining:

For More Information 25 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s Third Quarter 2008 earnings conference call held on November 6, 2008 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID#68293742.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2007, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com.  Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.